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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 24, 2007

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

         Massachusetts                333-114018                04-2955061
 (State or other jurisdiction      (Commission File           (IRS Employer
       of incorporation)                Number)            Identification No.)

     31 Market Street, Ipswich, Massachusetts                      01938
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On April 25, 2007, John T. Coughlin and H.A. Patrican each informed the President of First Ipswich Bancorp (the "Company") that they will not stand for re-election when their terms as directors expire at the annual meeting of stockholders on May 16, 2007 (the "Annual Meeting"). Until the Annual Meeting, both individuals will continue to serve as directors of the Company and Mr. Coughlin will continue to serve as a member of the Compensation Committee and of the Loan Committee. No disagreement with the Company caused (in whole or in part) Mr. Coughlin's or Mr. Patrican's decision not to stand for re-election.

      On April 24, 2007, Edward D. Dick informed the President of the Company that he will not stand for re-election when his term as director expires at the Annual Meeting. He will continue to serve as director of the Company and a member of the Loan Committee until the Annual Meeting. A copy of Mr. Dick's letter to the President expressing his decision not to stand for re-election and his description of the circumstances surrounding his decision is attached to this Current Report on Form 8-K as Exhibit 17.1 and incorporated herein by reference. The Board of Directors categorically disagrees with Mr. Dick's assertions and strongly believes the Directors exercise their business judgment in an unfettered and independent manner.

      On April 30, 2007, the Board of Directors of the Company nominated all of the present Directors (except for Messrs. Coughlin, Dick, and Patrican) to stand for re-election at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

    17.1 Letter from Edward D. Dick to Russell G. Cole, President of the Company, dated April 24, 2007.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: April 30, 2007                      By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              Senior Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                       Exhibit Description
-----------                       -------------------

    17.1 Letter from Edward D. Dick to Russell G. Cole, President of the Company, dated April 24, 2007.